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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 April 19, 2006


                               IPC Holdings, Ltd.
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)


            0-27662                                        Not Applicable
    (Commission File Number)                              (I.R.S. Employer
                                                         Identification No.)


        American International Building,
               29 Richmond Road
              Pembroke, Bermuda                                          HM 08
    (Address of principal executive offices)                          (Zip Code)


                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

          On April 19, 2006, IPC Holdings, Ltd. ("IPC") issued a press release announcing that it had received notice from American International Group, Inc. ("AIG") regarding AIG's planned exercise of demand registration rights.

          A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

          The information furnished pursuant to this Item 7.01, including
     Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act. The furnishing of the information in Item 7.01 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information Item 7.01 of this Current Report contains is material investor information that is not otherwise publicly available.

Item 8.01 Other Events.

          IPC announced that AIG has notified IPC on April 19, 2006 that AIG intends to exercise its demand registration rights to register for sale up to 15.397 million of the IPC common shares it owns (24.2% of outstanding shares) in a public offering, subject to market conditions.

          AIG was the sponsoring shareholder of IPC in 1993 and has provided IPC with investment management, administrative and other services since then. These aspects of AIG's business relationship with IPC are intended to continue following the sale. Mr. S. George Cubbon, President and Chief Executive Officer of American International Company, Ltd., intends to remain on IPC's Board of Directors.

          AIG does not provide financial support to IPC, and the sale of AIG's share ownership will not affect IPC's capital structure, financial condition or policyholders. The sale of AIG's ownership should provide more flexibility to IPC in managing its capital, including potentially through share repurchases. IPC's bye-laws prohibit share repurchases that would result in AIG having 25% ownership of common shares and, with certain exceptions, other shareholders having 10%. Future share repurchases (if any) would be subject to the prior approval of IPC's Board of Directors based on market conditions and IPC's financial condition at that time (no repurchases are currently contemplated or authorized).

          The manner, timing and execution of any sale of AIG's IPC shares would be in AIG's discretion and subject to market conditions and there is no assurance it will occur.

          The information in this Item 8.01 does not constitute an offer of any securities for sale. No offering of securities shall be made until a registration statement relating there to is filed with the U.S. Securities and Exchange Commission, and no securities may be sold nor offers to buy be accepted prior to the time such registration statement becomes effective.

          Cautionary Notes Regarding Forward-Looking Statements
          -----------------------------------------------------

          This Current Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about IPC's beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Some forward-looking statements may be identified by the use of terms such as "believes," "anticipates," "intends," "expects," "will" and similar statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this Current Report should not be considered as a representation by IPC or any other person that such objectives or plans will be achieved. A non-exclusive list of important factors that could cause IPC's actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of IPC's loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of one of the financial ratings of IPC's wholly-owned subsidiary, IPCRe Limited; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (f) other factors set forth in IPC's most recent reports on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. IPC does not intend, and is under no obligation, to update any forward-looking statement contained in this Current Report.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

          The following exhibit is furnished as part of this Report on Form 8-K:

          99.1 Press release of IPC dated April 19, 2006 announcing that IPC had received notice from AIG regarding its planned exercise of demand registration rights.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

                                                  IPC HOLDINGS, LTD.


                                                  By       /s/ James Bryce
                                                     ------------------------
                                                          James P. Bryce
                                                          President and
                                                      Chief Executive Officer

Date: April 20, 2006

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